TAX-FREE FUND OF COLORADO
Supplement to the Prospectuses and
Statement of Additional Information
Dated May 1, 2000

	The shareholders of the Fund have approved changes to the Fund's management agreements that provide for level payment rates in management fees regardless of asset size of the Fund. The reduction in fees that formerly applied if Fund assets exceeded $250 million has been eliminated. Since Fund assets are less than $250 million, the changes will not result in any current change in management fees. The shareholders of the Fund have also approved changes to the Fund's Distribution Plan that will permit increases in the permitted rate of payments with respect to Class A Shares up to 0.15 of 1%. There is, however, no current intention to increase the actual rate above current levels.

The date of this supplement is August 31, 2000